UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

PULMONX CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware		001-39562	77-0424412
(State or Other Jurisdiction		(Commission File Number)	(IRS Employer
of Incorporation)			Identification No.)
700 Chesapeake Drive
Redwood City,	CA		94063
(Address of Principal Executive Offices)			(Zip Code)
(650)364-0400
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LUNG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2023, Pulmonx Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 32,920,550 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, which represented approximately 87.25% of the Company’s 37,729,593 shares of common stock that were outstanding and entitled to vote at the meeting as of the record date of March 23, 2023. At the Annual Meeting, the stockholders of the Company considered the three proposals outlined below, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2023 (the “Proxy Statement”)..

Proposal 1 – Election of Directors
The stockholders elected each of the three nominees for Class III director to serve until the Company’s 2026 Annual Meeting of Stockholders and until their successor has been elected and qualified. The voting results were as follows:

	For	Withheld	Broker Non-Votes
Thomas W. Burns	28,449,684	1,183,211	3,287,655
Georgia Garinois-Melenikiotou	20,977,835	8,655,060	3,287,655
Dana G. Meade, Jr.	27,472,822	2,160,073	3,287,655

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm
The stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

For	Against	Abstain
32,890,592	28,763	1,195
There were no broker non-votes with respect to Proposal 2.

Proposal 3 – Non-Binding Advisory Vote to Approve the Company’s Executive Compensation
The resolution to approve, on a non-binding advisory basis, the Company’s executive compensation as disclosed in the Proxy Statement did not pass. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
13,654,112	15,975,796	2,987	3,287,655

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulmonx Corporation

Dated: May 18, 2023

By:	/s/ David Lehman
David Lehman
General Counsel